Exhibit 99.1

Aldeyra Top-Line Results from the Phase 3 TRANQUILITY-2 Trial in Dry Eye Disease June 8, 2022 NASDAQ: ALDX ©Aldeyra Therapeutics, Inc. 2022

Aldeyra This presentation and various remarks which may be made during this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Aldeyra’s possible or assumed future results of operations, expenses and financing needs, business strategies and plans, expectations regarding the timing and results of the expected Type B Pre-NDA meeting, including the FDA’s acceptance of Aldeyra’s post-hoc review of data and agreement with Aldeyra’s methods of analyzing data, research, development and regulatory plans or expectations, political, economic, legal, social and health risks, including the COVID-19 pandemic and related public health measures and other responses to it, that may affect Aldeyra’s business or the global economy, the structure, timing and success of Aldeyra’s planned or pending clinical trials, expected milestones, market sizing, pricing and reimbursement, competitive position, regulatory matters, industry environment and potential growth opportunities, among other things. The results of earlier preclinical or clinical trials may not be predictive of future results. As a result of the COVID-19 pandemic, clinical site availability, staffing, and patient recruitment have been negatively affected and the timelines to complete Aldeyra’s clinical trials may be delayed. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Aldeyra’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These statements reflect Aldeyra’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties, including the development, clinical and regulatory plans or expectations for Aldeyra’s investigational new drugs (including reproxalap), and systems-based approaches, later developments with the FDA that may be inconsistent with Aldeyra’s expectations and beliefs, including the risk that the results from earlier clinical trials, portions of clinical trials, or pooled clinical data may not accurately predict results of subsequent trials or the remainder of a clinical trial for the same or different indications, inconsistent expectations regarding FDA acceptance and review of the company’s filings and submitted data sets, and Aldeyra’s continuing or post-hoc review and quality control analysis of clinical data. Important factors that could cause actual results to differ materially from those reflected in Aldeyra's forward-looking statements are described in Aldeyra’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as Aldeyra’s subsequent filings with the Securities and Exchange Commission. All of Aldeyra's development plans and timelines may be subject to adjustment depending on funding, recruitment rate, regulatory review, preclinical and clinical results, and other factors any of which could result in changes to Aldeyra’s development plans and programs or delay the initiation, enrollment, completion, or reporting of clinical trials. In addition to the risks described above and in Aldeyra's other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra's results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. The information in this presentation is provided only as of June 8, 2022, and Aldeyra undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. Disclaimers and Forward-Looking Statements

Aldeyra Previously Achieved Statistical Significance in Two Symptom and Two Sign Pivotal Trials†

Phase 3 RENEW–Part 1


p=0.0004
Dryness Symptom Score Change from Baseline ± SEM
0
-5
-10
-15
-20
-25
Vehicle
Reproxalap
0
8
15
29
43
57
71
85
Treatment Day

Formulation Phase 2*


p=0.03
Dryness Symptom Score Change from Baseline ± SEM
0
-5
-10
-15
-20
-25
Vehicle
Reproxalap Alternate Formulation
0
8
15
29
43
57
71
85
Treatment Day

Phase 3 TRANQUILITY Trial


p=0.02
Vehicle
Reproxalap
0.0
0.5
1.0
1.5
Ocular Redness in Dry Eye Chamber Mean Change from Baseline ± SEM

Phase 2 Dry Eye Chamber Trial*


p=0.009
Vehicle
Reproxalap
0.0
0.5
1.0
1.5
Ocular Redness in Dry Eye Chamber Mean Change from Baseline ± SEM

Symptoms

Aldeyra intends to submit two previously completed 12-week adequate and well-controlled **symptom trials** that prespecified patient-reported ocular dryness score as a primary endpoint or a co-primary endpoint.

Signs

Aldeyra intends to submit two previously completed adequate and well-controlled dry eye chamber trials that prespecified **ocular redness** as a primary endpoint#. Ocular redness is an FDA-recognized, objective sign of dry eye disease.

†NDA submission requirements depend, in part, on clinical results and regulatory feedback. *Adequate and well-controlled Phase 2 or Phase 3 clinical trials can be submitted as pivotal. #Phase 2 and TRANQUILITY redness results derived from draft re-analysis using an automated assessment. **Source**: Clinical trial results on file. **SEM** = standard error of the mean. Topical ocular reproxalap is an investigational new drug candidate that has been studied in more than 1,700 patients with no observed safety concerns; mild and transient instillation site discomfort is the most commonly reported adverse event in clinical trials.

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As a Secondary Endpoint, Schirmer Test Achieved in TRANQUILITY and Clinical Relevance Confirmed with Post-Hoc Responder Analysis

Schirmer Test



Schirmer Test (mm)
Change from Baseline ± SEM
8
6
4
2
0
p = 0.0001
Reproxalap
Vehicle
Baseline
(Screening)
Pre-Dose 4
(Day 1)
Post-Dose 4
(Day 1)

≥10 mm Schirmer Test Responder Analysis

	Reproxalap (n=153)	Vehicle (n=153)
≥10 mm increase in tear production post-Dose 4 on Day 1	31%	15%
Odds ratio (95% confidence interval)‡	2.6 (1.7, 4.1)	
p-value‡ versus vehicle	< 0.0001	

Graph horizontal axis values offset for clarity; graph p value derived from mixed effect model of repeated measures of change from baseline over pre- and post-Dose 4 scores on Day 1.
‡ Generalized estimating equation analysis of change from baseline over pre- and post-Dose 4 scores on Day 1. **SEM** = standard error of the mean. **mm** = millimeter. **Source**: Phase 3 TRANQUILITY clinical trial results on file. Topical ocular reproxalap is an investigational new drug candidate that has been studied in more than 1,700 patients with no observed safety concerns; mild and transient instillation site discomfort is the most commonly reported adverse event in clinical trials.

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To Allow for Potential Submission of Two Dry Eye Disease Signs, Schirmer Test Designated as Primary Endpoint of TRANQUILITY-2 Design Multi-center, randomized, double-masked, parallel group, vehicle-controlled Dosing 0.25% reproxalap or vehicle Day 1: four doses Day 2: one dose before dry eye chamber, one dose in chamber Size 361 patients Primary Endpoints Schirmer test on Day 1 pre/post Dose 4 Schirmer test responders (≥10 mm) Secondary Endpoints Ocular redness over 90 minutes in dry eye chamber Dry eye disease symptoms Topical ocular reproxalap is an investigational new drug candidate that has been studied in more than 1,700 patients with no observed safety concerns; mild and transient instillation site discomfort is the most commonly reported adverse event in clinical trials.

In TRANQUILITY-2, Both Primary Endpoints Were Achieved

Schirmer Test



Schirmer Test (mm)
Change from Baseline ± SEM
6
4
2
0
-2
p = 0.0001
Reproxalap
Vehicle
Baseline
(Screening)
Pre-Dose 4
(Day 1)
Post-Dose 4
(Day 1)

≥10 mm Schirmer Test Responder Analysis

	Reproxalap (n=181)	Vehicle (n=180)
≥10 mm increase in tear production post-Dose 4 on Day 1	25%	8%
Odds ratio (95% confidence interval)‡	2.6 (1.7, 4.1)	
p-value‡ versus vehicle	< 0.0001	

Consistent with prior trials, no clinically significant safety signals were observed.

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Graph horizontal axis values offset for clarity; graph p value derived from mixed effect model of repeated measures of change from baseline over pre- and post-Dose 4 scores on Day 1. ‡ Generalized estimating equation analysis of change from baseline over pre- and post-Dose 4 scores on Day 1. **SEM** = standard error of the mean. **mm** = millimeter. **Source**: Phase 3 TRANQUILITY-2 clinical trial results on file. Topical ocular reproxalap is an investigational new drug candidate that has been studied in more than 1,700 patients with no observed safety concerns; mild and transient instillation site discomfort is the most commonly reported adverse event in clinical trials.

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Aldeyra believes that the clinical efficacy requirements for dry eye disease NDA submission have been met. • We intend to submit an NDA covering symptoms (ocular dryness) and three sign endpoints (ocular redness, Schirmer test, and Schirmer test responder proportions) across five adequate and well-controlled clinical trials. • Submitted clinical data is expected to encompass acute (single-day dosing, dry eye chamber) and chronic (12-week) assessments, offering unparalleled analysis of rapid and sustained activity across a combination of challenge and field-based assessments. • If approved, reproxalap has the potential to be the first dry eye disease drug with at least two labeled objective signs. • A Type B Pre-NDA meeting is expected to be held with the FDA in the third quarter of 2022, followed by a potential NDA submission. • Enrollment is substantially complete in a crossover dry eye chamber trial that is intended to be adequate and well-controlled, and, pending the results, is expected to be submitted to the NDA as a supportive trial. †NDA submission requirements depend, in part, on clinical results and regulatory feedback. The NDA submission is expected to include a combination of prespecified, post-hoc, primary, secondary, multiplicity-adjusted, and nominal p-value endpoints. Topical ocular reproxalap is an investigational new drug candidate that has been studied in more than 1,700 patients with no observed safety concerns; mild and transient instillation site discomfort is the most commonly reported adverse event in clinical trials The TRANQUILITY-2 Results May Allow for the Most Comprehensive Dry Eye Disease NDA Submitted to Date†

Aldeyra Intends to Submit Symptom and Three Sign Endpoints for Satisfaction of Dry Eye Disease NDA Efficacy Requirements†

Ocular Dryness Symptom Score

Phase 3 RENEW–Part 1



p=0.0004
Vehicle
Reproxalap
Dryness Symptom Score Change from Baseline ± SEM
Treatment Day

Formulation Phase 2*



p=0.03
Vehicle
Reproxalap Alternate Formulation
Dryness Symptom Score Change from Baseline ± SEM
Treatment Day

Ocular Redness#

Phase 3 TRANQUILITY Trial



p=0.02
Vehicle
Reproxalap
0.0
0.5
1.0
1.5
Ocular Redness in Dry Eye Chamber Mean Change from Baseline ± SEM

Phase 2 Dry Eye Chamber Trial*



p=0.009
Vehicle
Reproxalap
0.0
0.5
1.0
1.5
Ocular Redness in Dry Eye Chamber Mean Change from Baseline ± SEM

Schirmer Test

Phase 3 TRANQUILITY Trial



p=0.0001
Reproxalap
Vehicle
Schirmer Test (mm) Change from Baseline ± SEM
Baseline (Screening)
Pre-Dose 4 (Day 1)
Post-Dose 4 (Day 1)

Phase 3 TRANQUILITY-2 Trial



p=0.0001
Reproxalap
Vehicle
Schirmer Test (mm) Change from Baseline ± SEM
Baseline (Screening)
Pre-Dose 4 (Day 1)
Post-Dose 4 (Day 1)

≥10 mm Schirmer Test Responder Analysis

Phase 3 TRANQUILITY Trial



31%
p<0.0001
15%
Reproxalap
Vehicle
Percent ≥10mm Schirmer Test Responders After One Day of Dosing

Phase 3 TRANQUILITY-2 Trial



25%
p<0.0001
8%
Reproxalap
Vehicle
Percent ≥10mm Schirmer Test Responders After One Day of Dosing

†NDA submission requirements depend, in part, on clinical results and regulatory feedback. The NDA submission is expected to include a combination of prespecified, post-hoc, primary, secondary, multiplicity-adjusted, and nominal p-value endpoints. *Adequate and well-controlled Phase 2 or Phase 3 clinical trials can be submitted as pivotal. #Phase 2 and TRANQUILITY redness results derived from draft re-analysis of redness results using an automated assessment. **Source**: Clinical trial results on file. **SEM** = standard error of the mean. Topical ocular reproxalap is an investigational drug candidate that has been studied in more than 1,700 patients with no observed safety concerns; mild and transient instillation site discomfort is the most commonly reported adverse event in clinical trials.

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